UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 24, 2006


                              SUN AMERICAN BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22911                  65-032364
          --------                      -------                  ---------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                      3400 Coral Way, Miami, Florida 33145
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  305-421-6800
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Current Report on Form 8-K (the "Form 8-K") of Sun American Bancorp (the "Company") contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements may include, without limitation, statements relating to the Company's plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as "believes," "forecasts," "intends," "possible," "estimates," "anticipates," and "plans" and similar expressions are intended to identify forward-looking statements. The Company's ability to predict projected results or the effect of events on the Company's operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. Factors that could affect the Company's assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company's financial condition and operating results; (ii) a decline in the value of the collateral securing the Company's loans could result in an increase in losses on foreclosure; (iii) the Company's growth strategy may not be successful; (iv) the geographical concentration of the Company's business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company's financial condition; and (vi) competition from other financial institutions could adversely affect the Company's profitability and growth. You should not place undue reliance on the Company's forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Item 2.02       Results of Operations and Financial Condition.

     On July 24, 2006, the Company issued a press release announcing certain of the Company's unaudited financial information for the fiscal quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall be deemed "furnished" and shall not be deemed "filed" for purposes of
Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act or the Exchange Act.


Item 8.01       Other Events.

     On July 24, 2006,  the Company  issued a press release  attached  hereto as
Exhibit 99.1.

     This Form 8-K, including the press release attached hereto as Exhibit 99.1, shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities. The Company will file with the SEC a registration statement and other relevant documents concerning the proposed transaction with Beach Bank. INVESTORS AND THE COMPANY'S SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You can obtain a free copy of the registration statement, as well as other filings made or to be made by the Company with the SEC, at the SEC's website (http://www.sec.gov). In addition, investors and the Company's security holders may obtain free copies of the documents filed or to be filed by the Company with the SEC by directing a written request to: Sun American Bancorp, 3400 Coral Way, Miami, Florida 33145,
Attention: Robert Nichols.



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

Item 9.01       Financial Statements and Exhibits.

       (d)      Exhibits.

                The following exhibit is filed herewith:

Exhibit No.     Description
-----------     -----------

99.1            Press Release of Sun American Bancorp dated July 24, 2006.














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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 26, 2006

                                   SUN AMERICAN BANCORP


                                   By:     /s/ Michael E. Golden
                                           -------------------------------------
                                   Name:   Michael E. Golden
                                   Title:  Chief Executive Officer and President












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

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1                Press Release of Sun American Bancorp dated July 24, 2006.






















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